UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2005

EMBARCADERO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30293	68-0310015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 California Street, Suite 1200, San Francisco, California 94111

(Address of principal executive offices, with zip code)

(415) 834-3131

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On October 14, 2005, Embarcadero Technologies, Inc., a Delaware corporation (“Embarcadero”), announced that it has entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated October 13, 2005 with DSEC Merger Company, a Delaware corporation and a wholly-owned subsidiary of Embarcadero (“Merger Sub”), SHC Ambeo Acquisition Corp., a Delaware corporation (“SHC Ambeo”), and Valerie Anderson as the representative of the stockholders of SHC Ambeo, providing for the merger of Merger Sub with and into SHC Ambeo (the “Merger”), with SHC Ambeo surviving the Merger as a wholly-owned subsidiary of Embarcadero.

At the effective time and as a result of the Merger, each share of SHC Ambeo’s capital stock issued and outstanding immediately prior to the effective time will be automatically converted into the right to receive from Embarcadero, in the aggregate, merger consideration of $6,000,000 plus, subject to certain conditions, $150,000, net of expenses and outstanding debt, and further subject to a holdback for indemnification as set forth in the Merger Agreement.

The transaction has been approved by both companies’ boards of directors and is subject to the approval of SHC Ambeo’s stockholders and certain other closing conditions as set forth in the Merger Agreement. The merger is expected to close in the fourth quarter of 2005.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

On October 14, 2005, Embarcadero announced the entry into the Merger Agreement by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this current report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated as of October 13, 2005, by and among Embarcadero Technologies, Inc., DSEC Merger Company, SHC Ambeo Acquisition Corp., and Valerie Anderson as Stockholder Representative.

99.1	Press Release, dated October 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBARCADERO TECHNOLOGIES, INC.

Date: October 14, 2005	By:	/s/ Raj P. Sabhlok
Raj P. Sabhlok
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated as of October 13, 2005, by and among Embarcadero Technologies, Inc., DSEC Merger Company, SHC Ambeo Acquisition Corp., and Valerie Anderson as Stockholder Representative.

99.1	Press Release, dated October 14, 2005.